UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 4, 2010

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On May 4, 2010, WebMD Health Corp. issued a press release announcing its results for the quarter ended March 31, 2010. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report contains the financial tables that accompanied the press release. Exhibit 99.4 to this Current Report contains an Annex to the press release entitled “Explanation of Non-GAAP Financial Measures.” Exhibits 99.1, 99.2 and 99.4 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     As previously disclosed, the merger of HLTH Corporation and WebMD (the “Merger”) was completed on October 23, 2009. The applicable accounting treatment for the Merger results in HLTH being treated as the acquiring entity, even though WebMD was the surviving company in the Merger. Accordingly, prior period financial information (for the three months ended March 31, 2009) included in Exhibits 99.1 and 99.2 reflects the historical activity of HLTH, with the following adjustments:
•	weighted-average shares outstanding used in computing income per common share are adjusted by multiplying the historical weighted-average shares outstanding for HLTH by the 0.4444 exchange ratio in the Merger; and

•	basic and diluted income per common share are calculated to reflect the adjusted weighted-average shares outstanding.
In the statement of operations for the three months ended March 31, 2009 included in Exhibit 99.2, “Net income attributable to Company stockholders” reflects an adjustment for the noncontrolling stockholders’ share of the net income of WebMD.
Item 7.01. Regulation FD Disclosure.
     Exhibit 99.3 to this Current Report includes forward-looking financial information that accompanied Exhibit 99.1. Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
     WebMD Health Corp. plans to hold its 2010 Annual Meeting of Stockholders on Friday, October 1, 2010 at the W NEW YORK — Union Square, 201 Park Avenue South, New York, New York. The record date for determining the stockholders entitled to vote at the 2010 Annual Meeting is Thursday, August 12, 2010. Proposals that WebMD’s stockholders intend to present at the 2010 Annual Meeting must be received by WebMD no later than the close of business on Tuesday, May 18, 2010 to be considered for possible inclusion in WebMD’s proxy statement and form of proxy for that meeting. In addition, WebMD’s Bylaws establish an advance notice procedure pursuant to which stockholder proposals not included in WebMD’s proxy statement may be brought before a meeting of stockholders. For nominations or other business to be properly brought before WebMD’s 2010 Annual Meeting by a stockholder, that stockholder must deliver written notice, complying with the requirements of WebMD’s Bylaws, to the Secretary of WebMD not later than the close of business on Monday, July 26, 2010. All notices of proposals by stockholders should be sent to: Douglas W. Wamsley, Secretary, WebMD Health Corp., 111 Eighth Avenue, New York, NY 10011.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are furnished herewith:

Exhibit
Number	Description
99.1	Press Release, dated May 4, 2010, regarding the Registrant’s results for the quarter ended March 31, 2010

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: May 4, 2010	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated May 4, 2010, regarding the Registrant’s results for the quarter ended March 31, 2010

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3